SUPPLEMENT DATED MARCH 30, 2018

TO THE PROSPECTUS DATED AUGUST 1, 2017

FOR PACIFIC FUNDS CLASS A, CLASS B, CLASS C, CLASS I, CLASS R,

ADVISOR CLASS AND INVESTOR CLASS SHARES

This supplement revises the Pacific Funds Class A, Class B, Class C, Class I, Class R, Advisor Class and Investor Class shares prospectus dated August 1, 2017, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement applies to Pacific FundsSM Limited Duration High Income. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF

PACIFIC FUNDSSM LIMITED DURATION HIGH INCOME

The Board of Trustees of Pacific Funds Series Trust (the “Board”) has approved a plan of liquidation for Pacific FundsSM Limited Duration High Income (the “Fund”), which is expected to occur on or about June 28, 2018 (the “Liquidation Date”).  The Liquidation Date may be accelerated if all shareholders have redeemed their shares prior to that date.  The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation. After the close of business on the Liquidation Date, the Fund will distribute pro rata to its shareholders of record  all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Effective immediately, the Fund will be closed to new investors and any subsequent investments from existing investors.  Shareholders holding shares subject to a contingent deferred sales charge (“CDSC”) as of March 30, 2018, will not incur a CDSC on any redemptions on or after March 30, 2018, nor on any amounts distributed on the Liquidation Date.  Shareholders may exchange shares of the Fund for another fund of Pacific Funds Series Trust at any time prior to the Liquidation Date pursuant to the exchange provisions described in the Fund’s Prospectus.

Once the Fund has been liquidated, all references in the Fund’s registration statement (including the Prospectus and SAI) to Pacific FundsSM Limited Duration High Income will be deleted.  No further notification regarding the liquidation of this Fund will be sent, unless circumstances change from those described above.

Form No.   PFSUP0318

SUPPLEMENT DATED MARCH 30, 2018

TO THE PROSPECTUS DATED AUGUST 1, 2017

FOR PACIFIC FUNDS CLASS P SHARES

This supplement revises the Pacific Funds Class P shares prospectus dated August 1, 2017, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

PF Real Estate Fund – Pursuant to approval by the Board of Trustees of Pacific Funds Series Trust (the “Board”), including a majority of the independent trustees, at a meeting held on March 27, 2018, Principal Real Estate Investors LLC (“Principal REI”) will become the sub-adviser of the PF Real Estate Fund effective May 1, 2018, replacing Morgan Stanley Investment Management Inc. In order to facilitate this change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by Principal REI. Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, may begin this transitioning prior to May 1, 2018.  In connection with the sub-adviser change, certain principal investment strategies of the Fund will change as described below. Effective May 1, 2018, all references and information in the Prospectus regarding Morgan Stanley Investment Management Inc. will be deleted.

PF Mid-Cap Equity Fund – At the meeting held on March 27, 2018, the Board also approved the termination of Scout Investments, Inc. as sub-adviser to the PF Mid-Cap Equity Fund, and the appointment of Rothschild Asset Management Inc. (“Rothschild”) as interim manager of the PF Mid-Cap Equity Fund, effective after the close of business on June 12, 2018.  Under the terms of the interim management agreement, Rothschild may serve as the interim manager of this Fund for up to 150 days, prior to which time the Board is expected to approve a new manager for the Fund.  In connection with the sub-adviser change, certain principal investment strategies and principal risks of the Fund will change as described below.  Effective after the close of business on June 12, 2018, all references and information in the Prospectus regarding Scout Investments, Inc. will be deleted.

PF Mid-Cap Growth Fund – At the meeting held on March 27, 2018, the Board also approved a plan of liquidation for the PF Mid-Cap Growth Fund. The liquidation occurred on March 28, 2018, in accordance with the plan.  As a result of the liquidation of the Fund, all references and information in the Prospectus regarding the PF Mid-Cap Growth Fund and its sub-adviser, Ivy Investment Management Company, are hereby deleted.

Disclosure Changes to the Fund Summaries section

PF Developing Growth Fund – In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
F. Thomas O’Halloran, J.D., CFA, Partner and Portfolio Manager	Since 2014
Arthur K. Weise, CFA, Partner and Portfolio Manager	Since 2014
Matthew R. DeCicco, Portfolio Manager	Since 2017

PF Real Estate Fund – Effective May 1, 2018, the disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans. The Fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions. The Fund normally will invest more than 25% of its assets in securities of companies in real estate and related industries. The Fund may invest in small-, mid- and large-capitalization companies.

The sub-adviser utilizes a bottom-up investment approach for selecting investments for the Fund, using a rigorous, fundamental research analysis of individual issuers. During portfolio construction, the portfolio management team takes into consideration their general outlook on real estate markets and the impact any proposed investment would have on portfolio risk. The weights to different types of properties are primarily the result of bottom-up stock analysis, but are also influenced by the team’s top-down views.

The sub-adviser may sell a holding due to a change in a company’s fundamentals, if the sub-adviser believes the security is no longer attractively valued or if the sub-adviser identifies a security that it believes offers a better investment opportunity.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Effective May 1, 2018, in the Performance subsection, the following will be added to the beginning of the second paragraph:

Principal Real Estate Investors LLC began managing the Fund on May 1, 2018 and some investment policies changed at that time. Another firm managed the Fund before that date.

Effective August 1, 2018, in the Performance subsection, the following will be added to the end of the first paragraph:

In addition to the real estate sector index that was utilized by the immediately prior sub-adviser, the Average Annual Total Returns table includes a real estate sector index that the current sub-adviser uses as its benchmark.

Effective August 1, 2018, in the Performance subsection, return information for the MSCI U.S. REIT Index will be added to the Average Annual Total Returns table for the periods ended December 31, 2017.

Effective May 1, 2018, in the Management subsection, the section titled “Sub-Adviser” will be deleted and replaced with the following:

Sub-Adviser – Principal Real Estate Investors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Keith Bokota, CFA, Portfolio Manager	Since 2018
Anthony Kenkel, CFA, Portfolio Manager	Since 2018
Kelly D. Rush, CFA, Portfolio Manager	Since 2018

PF Currency Strategies Fund – In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table for Macro Currency Group is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mark Farrington, Managing Director, Head of Macro Currency Group and Portfolio Manager	Since 2014
David Petitcolin, Portfolio Manager	Since 2017

PF Mid-Cap Equity Fund – Effective June 13, 2018, the disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of medium capitalization U.S. companies. The Fund defines medium capitalization companies as companies whose market capitalizations fall within the range of the Russell Midcap Index. As of December 31, 2017, the market capitalization range of the Russell Midcap Index was approximately $653.7 million to $62.5 billion. As of December 31, 2017, the weighted average market capitalization of the Fund was approximately $14.9 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell Midcap Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund expects to invest in equity securities of both growth companies and value companies.

The Fund invests in securities that the sub-adviser believes are attractively valued with the potential to exceed investor expectations. The sub-adviser may sell securities that no longer meet the investment criteria of the portfolio management team.

Effective June 13, 2018, in the Principal Risks subsection, the following risks, along with their descriptions, will be deleted:

•                 Currency Risk

•                 Foreign Markets Risk

Effective June 13, 2018, in the Performance subsection, the following will be added to the beginning of the second paragraph:

Rothschild Asset Management Inc. began managing the Fund on June 13, 2018 and some investment policies changed at that time.  Other firms managed the Fund before that date.

Effective June 13, 2018, in the Management subsection, the section titled “Sub-Adviser” will be deleted and replaced with the following:

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Joseph Bellantoni, CFA, Managing Director, Portfolio Manager	Since 2018
Luis Ferreira, CFA, Managing Director, Portfolio Manager	Since 2018
R. Daniel Oshinskie, CFA, Chief Investment Officer, Portfolio Manager	Since 2018
Michael Kehoe, Managing Director, Associate Portfolio Manager	Since 2018
Jason Smith, Director, Associate Portfolio Manager	Since 2018

Disclosure Changes to the Additional Information About Principal Investment Strategies

and Principal Risks section

PF Real Estate Fund – Effective May 1, 2018, the disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans.  The Fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions. The Fund normally will invest more than 25% of its assets in securities of companies in real estate and related industries. The Fund may invest in small-, mid- and large-capitalization companies.

For the purposes of the Fund, a company is considered to be from the United States if: (i) its securities are traded on a recognized stock exchange in the United States; or (ii) alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States; or (iii) it is organized or has a principal office in the United States. A company is considered to be in the real estate or related industries for the purposes of the Fund if: (i) at least 50% of its assets, revenues or profits are derived from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (ii) at least 50% of the fair market value of its assets are invested in residential, commercial or industrial real estate. Real estate and real estate related companies may also include companies with substantial real estate holdings (such as wireless tower, timber, hotel and timeshare companies) as well as those whose products and services relate to the real estate industry (including, but not limited to, realty service companies, mortgage lenders, and hotel franchisors and managers).

The sub-adviser utilizes a bottom-up investment approach for selecting investments for the Fund, using a rigorous, fundamental research analysis of individual issuers. During portfolio construction, the portfolio management team takes into consideration their general outlook on real estate markets and the impact any proposed investment would have on portfolio risk. The weights to different types of properties are primarily the result of bottom-up stock analysis, but are also influenced by the team’s top-down views.

The sub-adviser may sell a holding due to a change in a company’s fundamentals, if the sub-adviser believes the security is no longer attractively valued or if the sub-adviser identifies a security that it believes offers a better investment opportunity.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

PF Mid-Cap Equity Fund – Effective June 13, 2018, the disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of medium capitalization U.S. companies. The Fund defines medium capitalization companies as companies whose market capitalizations fall within the range of the Russell Midcap Index. As of December 31, 2017, the market capitalization range of the Russell Midcap Index was approximately $653.7 million to $62.5 billion. As of December 31, 2017, the weighted average market capitalization of the Fund was approximately $14.9 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell Midcap Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.  The Fund expects to invest in equity securities of both growth companies and value companies.  The Fund is actively managed and securities may be traded frequently, which may lead to high portfolio turnover.

The Fund invests in securities that the sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The sub-adviser may sell securities that no longer meet the investment criteria of the portfolio management team.

Effective June 13, 2018, the following risks will be removed from the Principal Risks subsection:

•                 Currency Risk

•                 Foreign Markets Risk

Disclosure Changes to the Additional Information About Fund Performance section

Effective May 1, 2018, in the Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund subsection, the disclosure for the PF Real Estate Fund will be deleted.

Effective June 13, 2018, in the Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund subsection, the disclosure for the PF Mid-Cap Equity Fund will be deleted.

Effective May 1, 2018, in the Index Definitions subsection, the following will be added:

MSCI U.S. Real Estate Investment Trust (“REIT”) Index is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®).  The index excludes mortgage REITs and selected specialized REITs. Results include the reinvestment of all distributions.

Disclosure Changes to the About Management section

In the table for Lord, Abbett & Co. LLC, the following is added to the subsection for the PF Developing Growth Fund:

Matthew R. DeCicco

Portfolio manager of Lord Abbett’s small cap growth strategy since 2017, micro cap growth strategy since 2015, and growth equity strategy since 2017. Mr. DeCicco joined Lord Abbett in 1999. He began his investment career in 1999 and has a BS from the University of Richmond.

In the table for Principal Global Investors, LLC, doing business as Macro Currency Group, the following is added to the subsection for the PF Currency Strategies Fund:

David Petitcolin

Director of MCG since 2013 and portfolio manager of MCG since 2017. Prior to joining MCG, Mr. Petitcolin was a global currency strategist at Royal Bank of Scotland from 2010 to 2013. He began his investment career in 2010 and has a BS from the University of Warwick and a M.Sc. from University College London.

Effective May 1, 2018, the following will be added after the table for Principal Global Investors, LLC, doing business as Macro Currency Group:

Principal Real Estate Investors LLC

711 High Street, Des Moines, IA 50392

Principal Real Estate Investors LLC (“Principal REI”) manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors. As of December 31, 2017, Principal REI (including its affiliates) had total assets under management of approximately $75.93 billion.

PF REAL ESTATE FUND

Keith Bokota, CFA	Portfolio Manager of Principal REI since 2007. He began his investment career in 2005 and has a BA from Georgetown University.

Anthony Kenkel, CFA	Portfolio Manager of Principal REI since 2005. He began his investment career in 1997 and has a BA from Drake University and MBA from the University of Chicago.

Kelly D. Rush, CFA	Portfolio Manager of Principal REI since 2000. He began his investment career in 1984 and has a BA and MBA from the University of Iowa.

Effective June 13, 2018, the following will be added after the table for QS Investors LLC:

Rothschild Asset Management Inc.

1251 Avenue of the Americas, New York, NY 10020

Rothschild Asset Management Inc. (“Rothschild”) is a registered investment adviser and has provided investment advisory services to individual and institutional accounts since 1962. As of December 31, 2017, Rothschild’s, including all advisory affiliates’, total assets under management were approximately $10.6 billion.

PF MID-CAP EQUITY FUND

Joseph Bellantoni, CFA	Managing director of Rothschild since 1997, portfolio manager of Rothschild since 1997. He began his investment career in 1997 and has a BS from Fordham University and an MBA from Fordham University.

Luis Ferreira, CFA

Managing director of Rothschild since 2006, portfolio manager of Rothschild since 2006. He began his investment career in 1993 and has a BS in computer science from the Universidad de Los Andes and an MBA from Babson College.

R. Daniel Oshinskie, CFA

Chief investment officer of Rothschild since 2011, portfolio manager of Rothschild since 2001. He began his investment career in 1986 and has a BS from Virginia Commonwealth University and an MBA from Rutgers University.

Michael Kehoe

Managing director of Rothschild since 2015, portfolio manager of Rothschild since 2015, and senior research analyst of Rothschild since 2008. He began his investment career in 2000 and has a BA from the University of Pennsylvania and an MBA from Yale University.

Jason Smith	Director of Rothschild since 2017, portfolio manager of Rothschild since 2018. He began his investment career in 2002 and has a BBA (with Distinction) from Emory University.

SUPPLEMENT DATED MARCH 30, 2018

TO THE PACIFIC FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Dated November 28, 2017 for the PF Multi-Asset Fund and PF Multi-Fixed Income Fund

and Dated August 1, 2017 for all other Funds

This supplement revises the Pacific Funds Statement of Additional Information dated November 28, 2017 for the PF Multi-Asset Fund and PF Multi-Fixed Income Fund and dated August 1, 2017 for all other Funds, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

The Board of Trustees of Pacific Funds Series Trust (the “Board”) has approved a plan of liquidation for Pacific FundsSM Limited Duration High Income, which is expected to occur after the close of business on June 28, 2018 (the “Liquidation Date”).  The Liquidation Date may be accelerated if all shareholders have redeemed their shares prior to that date.  Once this Fund has been liquidated, all references and information regarding Pacific Funds Limited Duration High Income will be deleted.  No further notification regarding the liquidation of Pacific Funds Limited Duration High Income will be sent, unless circumstances change from those described above.

The Board has also approved a plan of liquidation for the PF Mid-Cap Growth Fund.  Pursuant to the plan, the liquidation occurred on March 28, 2018.  As a result of the liquidation of this Fund, all references and information regarding the PF Mid-Cap Growth Fund and its sub-adviser, Ivy Investment Management Company, are hereby deleted.

The Board has also approved the termination of Scout Investments, Inc. as sub-adviser to the PF Mid-Cap Equity Fund, and the appointment of Rothschild Asset Management Inc. (“Rothschild”) as interim manager of the PF Mid-Cap Equity Fund, effective after the close of business on June 12, 2018.  Under the terms of the interim management agreement, Rothschild may serve as the interim manager of this Fund for up to 150 days, prior to which time the Board is expected to approve a new manager for the Fund.  Effective after the close of business on June 12, 2018, all references and information regarding Scout Investments, Inc. will be deleted.

The Board has also approved the termination of Morgan Stanley Investment Management Inc. (“Morgan Stanley”) as sub-adviser to the PF Real Estate Fund, and the appointment of Principal Real Estate Investors LLC, effective May 1, 2018.  Effective May 1, 2018, all references and information regarding Morgan Stanley Investment Management Inc. will be deleted.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

Effective May 1, 2018, in the PF Real Estate Fund section, the second paragraph will be deleted.

Effective June 13, 2018, the PF Mid-Cap Equity Fund section will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; and securities issued by other investment companies, including ETFs.

ORGANIZATION AND MANAGEMENT OF THE TRUST

In the Management Information section, in the Interested Persons table, information regarding Mary Ann Brown is deleted and the following is added:

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18

Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Funds Series Trust.

97

Effective April 1, 2018, in the Management Information section, in the Interested Persons table, information regarding Brian D. Klemens will be deleted and information regarding Trevor T. Smith will be deleted and replaced with the following:

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Trevor Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18 (Assistant Treasurer 3/16 to 3/18)	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; Assistant Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Select Fund.	97

INFORMATION ABOUT THE MANAGERS

Effective May 1, 2018, in the Management Firms section, the following will be added:

Principal Real Estate Investors LLC (“Principal REI”)

Principal REI is a diversified asset management organization and an indirect subsidiary of Principal Financial Group, Inc. (“Principal”).  Principal is a public company listed on the NYSE offering a wide range of financial products and services through a diverse family of financial services companies.

Effective May 1, 2018, in the Compensation Structures and Methods section, the following will be added:

Principal REI

Principal REI offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.

Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of the boutique. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly on a pre-tax basis, reinforcing a longer term orientation. For compensation purposes, the benchmark utilized for the portfolio managers of the PF Real Estate Fund is the MSCI U.S. REIT Index. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. 40% of the deferred compensation is awarded in Principal Financial Group restricted stock units and 60% is required to be invested into funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.

All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

In the Other Accounts Managed section, the following is added under Lord Abbett’s portion of the table:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees

Lord Abbett
Matthew R. DeCicco[2]
Registered Investment Companies	1	$5,493,396,807	None	N/A
Other Pooled Investment Vehicles	1	$14,157,226	None	N/A
Other Accounts	13	$717,633,321	1	$72,507,437

2 Other Accounts Managed information as of December 31, 2017.

Also in the Other Accounts Managed section, the following is added under MCG’s portion of the table:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees

MCG
David Petitcolin[2]
Registered Investment Companies	2	$73,548,703	None	N/A
Other Pooled Investment Vehicles	1	$2,599,704	1	$2,599,704
Other Accounts	1	$2,500,000	1	$2,500,000

2 Other Accounts Managed information as of December 31, 2017.

Effective May 1, 2018, in the Other Accounts Managed section, the following will be added to the table:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees

Principal REI
Keith Bokota[2]
Registered Investment Companies	3	$3,753,836,552	None	N/A
Other Pooled Investment Vehicles	1	$43,980,573	None	N/A
Other Accounts	12	$982,888,227	None	N/A
Anthony Kenkel[2]
Registered Investment Companies	6	$6,473,917,167	None	N/A
Other Pooled Investment Vehicles	5	$1,238,469,778	None	N/A
Other Accounts	50	$5,696,214,459	None	N/A
Kelly D. Rush[2]
Registered Investment Companies	6	$6,473,917,167	None	N/A
Other Pooled Investment Vehicles	5	$1,238,469,778	None	N/A
Other Accounts	51	$5,722,052,491	None	N/A

2 Other Accounts Managed information as of December 31, 2017.

Effective June 13, 2018, in the Other Accounts Managed section, the following will be added under Rothschild’s portion of the table:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees

Rothschild
Michael Kehoe[2]
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A

Jason Smith[2]
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A

2 Other Accounts Managed information as of December 31, 2017.

Effective May 1, 2018, in the Material Conflicts of Interest section, the following will be added:

Principal REI

Principal REI has its own trading platform and personnel that perform trade-related functions. Where applicable, Principal REI trades on behalf of its own clients. Such transactions are executed in accordance with Principal REI’s trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal REI acts as discretionary investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Principal REI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of its respective clients, occasions arise in which Principal REI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal REI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. Principal REI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal REI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

APPENDICES

Effective May 1, 2018, Appendix M will be renamed “MCG/Principal” and all references in Appendix M to “Macro Currency Group” will be replaced with “Macro Currency Group and Principal REI.”